Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Richard M. Shepperd, the Chief Executive Officer of Bioanalytical Systems, Inc. certify that (i) the Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi as of the dates and for the periods set forth therein.

/s/ Richard M. Shepperd

Richard M. Shepperd

Chief Executive Officer

Date: February 12, 2007

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Michael R. Cox, Vice President, Finance and Chief Financial Officer of Bioanalytical Systems, Inc. certify that (i) the Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi as of the dates and for the periods set forth therein.

/s/ Michael R. Cox

Michael R. Cox

Vice President, Finance

and Chief Financial Officer

Date: February 12, 2007

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